SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☑                         Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Joint Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

PIMCO Flexible Credit Income Fund

PIMCO Flexible Municipal Income Fund

PIMCO Managed Accounts Trust

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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PIMCO FLEXIBLE CREDIT INCOME FUND (“PFLEX”)

PIMCO FLEXIBLE MUNICIPAL INCOME FUND (“PMFLX”)

PIMCO MANAGED ACCOUNTS TRUST (“PMAT”), on behalf of each individual series thereof:

Fixed Income SHares: Series C (“FISH: Series C”)

Fixed Income SHares: Series M (“FISH: Series M”)

Fixed Income SHares: Series R (“FISH: Series R”)

Fixed Income SHares: Series TE (“FISH: Series TE”)

Fixed Income SHares: Series LD (“FISH: Series LD”)

650 Newport Center Drive

Newport Beach, California 92660

April 21, 2021

Dear Shareholder:

On behalf of the Board of Trustees of each of PIMCO Flexible Credit Income Fund (“PFLEX”), PIMCO Flexible Municipal Income Fund (“PMFLX” and, together with PFLEX, the “Interval Funds”) and PIMCO Managed Accounts Trust (“PMAT”) (each individual series thereof, a “Portfolio” and, together with the Interval Funds, the “Funds”), I am pleased to invite you to a joint special meeting of shareholders (the “Meeting”) of the Funds, to be held at 650 Newport Center Drive, Newport Beach, California 92660 on June 8, 2021 at 9:00 A.M., Pacific Time.

At the Meeting, shareholders of each Fund will be asked to vote on the election of Trustees to the Board of Trustees of such Fund.

Your vote is important. After reviewing the proposal, the Board of Trustees of each Fund unanimously recommends that you vote “FOR” the election of the nominees. For more information about the proposal, please refer to the accompanying Proxy Statement.

No matter how many shares you own, your timely vote is important. If you are not able to attend the Meeting, then please complete, sign, date and mail the enclosed proxy card(s) promptly in order to avoid the expense of additional mailings. If you have any questions regarding the Proxy Statement, please call (877) 864-5059.

Thank you in advance for your participation in this important event.

Sincerely,

Eric D. Johnson
President

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 8, 2021

PIMCO FLEXIBLE CREDIT INCOME FUND (“PFLEX”)

PIMCO FLEXIBLE MUNICIPAL INCOME FUND (“PMFLX”)

PIMCO MANAGED ACCOUNTS TRUST (“PMAT”), on behalf of each individual series thereof:

Fixed Income SHares: Series C (“FISH: Series C”)

Fixed Income SHares: Series M (“FISH: Series M”)

Fixed Income SHares: Series R (“FISH: Series R”)

Fixed Income SHares: Series TE (“FISH: Series TE”)

Fixed Income SHares: Series LD (“FISH: Series LD”)

650 Newport Center Drive,

Newport Beach, California 92660

To the Shareholders of PIMCO Flexible Credit Income Fund (“PFLEX”), PIMCO Flexible Municipal Income Fund (“PMFLX” and, together with PFLEX, the “Interval Funds”), and PIMCO Managed Accounts Trust (“PMAT”) (each individual series thereof, a “Portfolio” and, together with the Interval Funds, the “Funds”):

Notice is hereby given that a Joint Special Meeting of Shareholders of each Fund (the “Meeting”) will be held at the offices of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”), at 650 Newport Center Drive, Newport Beach, California 92660, on Tuesday, June 8, 2021, beginning at 9:00 A.M., Pacific Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:1

1.	To elect Trustees of each Fund, each to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

If you are planning to attend the Meeting in-person, please call (877) 864-5059 in advance.

The Board of Trustees of each Fund has fixed the close of business on April 1, 2021 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of each Fund.

If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact AST Fund Solutions, LLC, at (877) 864-5059 Monday through Friday from 9:00 a.m. to 10:00 p.m., Eastern time.

[1]	The principal executive offices of the Funds are located at 1633 Broadway, New York, New York 10019.

PIMCO is sensitive to the health and travel concerns of the Funds’ shareholders and the evolving recommendations from public health officials. Due to the difficulties arising from the coronavirus known as COVID-19, the date, time, location or means of conducting the Meeting may change. In the event of such a change, the Funds will issue a press release announcing the change and file the announcement on the Securities and Exchange Commission’s (the “SEC”) EDGAR system, among other steps, but may not deliver additional soliciting materials to shareholders or otherwise amend the Funds’ proxy materials. The Funds may consider imposing additional procedures or limitations on Meeting attendees or conducting the Meeting as a “virtual” shareholder meeting through the internet or other electronic means in lieu of an in-person meeting, subject to any restrictions imposed by applicable law. If the Meeting will be held virtually in whole or in part, a Fund will notify its shareholders of such plans in a timely manner and disclose clear directions as to the logistical details of the “virtual” meeting, including how shareholders can remotely access, participate in and vote at such meeting. The Funds plan to announce these changes, if any, at pimco.com/en-us/our-firm/press-release, and encourage you to check this website prior to the Meeting if you plan to attend.

By order of the Board of Trustees of each Fund,

Wu-Kwan Kit
Vice President, Senior Counsel and Secretary

Newport Beach, California

April 21, 2021

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

PIMCO FLEXIBLE CREDIT INCOME FUND (“PFLEX”)

PIMCO FLEXIBLE MUNICIPAL INCOME FUND (“PMFLX”)

PIMCO MANAGED ACCOUNTS TRUST (“PMAT”), on behalf of each individual series thereof:

Fixed Income SHares: Series C (“FISH: Series C”)

Fixed Income SHares: Series M (“FISH: Series M”)

Fixed Income SHares: Series R (“FISH: Series R”)

Fixed Income SHares: Series TE (“FISH: Series TE”)

Fixed Income SHares: Series LD (“FISH: Series LD”)

650 Newport Center Drive,

Newport Beach, California 92660

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 8, 2021

This Proxy Statement, the Annual Report to Shareholders for the fiscal year ended December 31, 2020 for PMFLX and the Annual Report to Shareholders for the fiscal year ended June 30, 2020 for PFLEX are available at pimco.com/en-us/capabilities/interval-funds. This Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2020 for PMAT are available at pimco.com/en-us/investments/fish.

PROXY STATEMENT

April 21, 2021

FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 8, 2021

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (each a “Board”) of the shareholders of each of PIMCO Flexible Credit Income Fund (“PFLEX”), PIMCO Flexible Municipal Income Fund (“PMFLX” and, together with PFLEX, the “Interval Funds”), and PIMCO Managed Accounts Trust (“PMAT”) (each individual series thereof, a “Portfolio” and, PMAT together with the Interval Funds, the “Funds”) of proxies to be voted at the Joint Special Meeting of Shareholders of each Fund

(“Meeting”) and any adjournment(s) or postponement(s) thereof. The Meeting will be held at the offices of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”), at 650 Newport Center Drive, Newport Beach, California 92660, on Tuesday, June 8, 2021, beginning at 9:00 A.M., Pacific Time. The principal executive offices of each Fund are located at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019.

The Notice of Joint Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy cards are first being sent to Shareholders on or about April 27, 2021.

The Meeting is scheduled as a joint meeting of the holders of all shares of the Funds, which consist of holders of common shares of each Fund (the “Common Shareholders”) and, with respect to PMFLX only, Common Shareholders and holders of preferred shares, which include Variable Rate MuniFund Term Preferred Shares (“VMTPs”) and Remarketable Variable Rate MuniFund Term Preferred Shares (“RVMTPs”) (the “Preferred Shareholders” and, together with the Common Shareholders, the “Shareholders”). The Shareholders of each Fund are expected to consider and vote on similar matters. The Shareholders of each Fund will vote on the applicable proposal set forth herein (“Proposal”) and on any other matters that may properly be presented for vote by Shareholders of that Fund. The outcome of voting by the Shareholders of one Fund does not affect the outcome for the other Funds.

The Board of each Fund has fixed the close of business on April 1, 2021 as the record date (the “Record Date”) for the determination of Shareholders of each Fund entitled to notice of, and to vote at, the Meeting. The Shareholders of each Fund on the Record Date will be entitled to one vote per share on each matter to which they are entitled to vote and that is to be voted on by Shareholders of the Fund, and a fractional vote with respect to fractional shares, with no cumulative voting rights in the election of Trustees. With respect to PMFLX, the Preferred Shareholders will have equal voting rights (i.e., one vote per Share) with the Common Shareholders and will vote together with Common Shareholders as a single class. As summarized in the table below:

PFLEX:

The Common Shareholders of PFLEX, voting together as a single class, have the right to vote on the election of E. Grace Vandecruze, Sarah E. Cogan, Joseph B. Kittredge, Jr. and David N. Fisher, as Trustees of the Fund.

PMFLX:

The Common and Preferred Shareholders of PMFLX, voting together as a single class, have the right to vote on the election of E. Grace Vandecruze and Joseph B. Kittredge, Jr. as Trustees of the Fund.

PMAT:

The Common Shareholders of each Portfolio, voting together as a single class, have the right to vote on the election of E. Grace Vandecruze, Sarah E. Cogan, Joseph B. Kittredge, Jr. and David N. Fisher, as Trustees of the Fund.

Summary

Proposal	Common Shareholders	Preferred Shareholders
Election of Trustees
PFLEX
Independent Trustees/Nominees*
E. Grace Vandecruze	✓	N/A
Sarah E. Cogan	✓	N/A
Joseph B. Kittredge, Jr.	✓	N/A
Interested Trustees/Nominees**
David N. Fisher	✓	N/A
PMFLX
Independent Trustees/Nominees*
E. Grace Vandecruze	✓	✓
Joseph B. Kittredge, Jr.	✓	✓
PMAT
Independent Trustees/Nominees*
E. Grace Vandecruze	✓	N/A
Sarah E. Cogan	✓	N/A
Joseph B. Kittredge, Jr.	✓	N/A
Interested Trustees/Nominees**
David N. Fisher	✓	N/A

*

“Independent Trustees” or “Independent Nominees” are those Trustees or nominees for Trustees of the Funds (the “Nominees”) who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of each Fund.

**	Mr. Fisher is an “interested person” of each Fund, as defined in Section 2(a)(19) of the 1940 Act (“Interested Trustee” or “Interested Nominee”), due to his affiliation with PIMCO and its affiliates.

You may vote by mail by returning a properly executed proxy card, by internet by going to the website listed on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person by attending the Meeting. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you execute and mail the enclosed proxy and no choice is indicated for the election of Trustees listed in the attached Notice, your proxy will be voted in favor of the election of all Nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by timely delivering a signed, written letter of revocation to the Chief Legal Officer of the applicable Fund at 650 Newport Center Drive, Newport Beach, CA 92660, (ii) by properly executing and timely submitting a later-dated proxy vote to the Funds, or (iii) by attending the Meeting and voting in person. If you are planning to attend the Meeting in-person, please call 1-877-864-5059 in advance. You may also call this phone number for information on how to obtain directions to be able to attend the Meeting and vote in person or for information or assistance regarding how to vote by telephone, mail or by internet. Please note that any shareholder wishing to attend the meeting in-person is required to comply with any health regulations adopted by federal, state and local governments and PIMCO. If any proposal, other than the Proposal set forth herein, properly comes before the Meeting, the persons named as proxies will vote in their sole discretion.

The principal executive offices of the Funds are located at 1633 Broadway, New York, New York 10019. PIMCO serves as the investment manager of each Fund. Additional information regarding the Manager may be found under “Additional Information — Investment Manager” below.

The solicitation will be primarily by mail and by telephone and the cost of soliciting proxies for each Fund will be borne by PIMCO. Certain officers of the Funds and certain officers and employees of the Manager or its affiliates and, with respect PMAT, other representatives of the Fund or by wrap program sponsors and their representatives (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of-pocket expenses incurred in connection with the solicitation will be borne by PIMCO, including the costs of retaining AST Fund Solutions, LLC, which are estimated to be approximately $86,000.

Unless a Fund receives contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more Shareholders share that address and also share the same surname. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to the Secretary of the Fund c/o Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, or by calling 1-877-864-5059 on any business day.

PROPOSAL: ELECTION OF TRUSTEES

The Governance and Nominating Committee and the Board of each Fund have recommended the Nominees listed herein for election as Trustees by the Shareholders of such Fund.

PFLEX. The Governance and Nominating Committee of PFLEX has recommended to the Board that E. Grace Vandecruze, Sarah E. Cogan, Joseph B. Kittredge, Jr. and David N. Fisher be nominated for election by the Common Shareholders, voting as a single class, as Trustees of the Fund.

PMFLX. The Governance and Nominating Committee of PMFLX has recommended to the Board that E. Grace Vandecruze and Joseph B. Kittredge, Jr. be nominated for election by the Common Shareholders and Preferred Shareholders, voting together as a single class, as Trustees of the Fund.

PMAT. The Governance and Nominating Committee of the Fund has recommended to the Board that E. Grace Vandecruze, Sarah E. Cogan, Joseph B. Kittredge, Jr. and David N. Fisher be nominated for election by Shareholders of each Portfolio, voting together as a single class, as Trustees of the Fund.

Mses. Vandecruze and Cogan and Mr. Kittredge are Independent Nominees, and Mr. Fisher is an Interested Nominee. Each of the Nominees was recommended for nomination by the Board of Trustees of each Fund, including the Independent Trustees. The election of each Nominee will be effective upon such Nominee’s receiving the required vote for his or her election, as discussed below.

The Board of Trustees of each Fund is currently composed of eight Trustees, six of whom are Independent Trustees and two of whom are Interested Trustees. The current Trustees are Hans W. Kertess, Deborah A. DeCotis, Joseph B. Kittredge, Jr., John C. Maney, William B. Ogden, IV, Sarah E. Cogan, David N. Fisher and Alan Rappaport. Ms. Vandecruze is the only Nominee who is not currently serving as a Trustee of the Funds. Mr. Jacobson, a former Independent Trustee, retired from the Board of each Fund effective December 31, 2020.

In light of Mr. Jacobson’s retirement, the Board of each Fund believes that it is desirable to nominate a new Trustee to the Board of each Fund. After a thorough search, the Governance and Nominating Committee nominated Ms. Vandecruze as a Trustee for each Fund. This recommendation is based, in part, on Ms. Vandecruze’s many years of investment banking experience, including experience advising insurance companies and financial organizations on various corporate matters and transactions, as well as her prior service on corporate boards. Accordingly, at its March 18, 2021 meeting, upon the recommendation of the Governance and Nominating Committee, the Board of Trustees of each Fund voted, effective at the time of the Meeting, to increase the number of Trustees comprising the Board of each Fund from eight to nine pursuant to Article IV, Section 1 of the Amended and Restated Agreement and Declaration of Trust of each Fund, and nominate Ms. Vandecruze for election by Shareholders at the Meeting to serve as an Independent Trustee of the Funds.

Section 16(a) of the 1940 Act requires a shareholder vote to elect a new trustee of a fund if, after the new trustee’s appointment to the board, the board would have less than two-thirds (66.67%) of its trustees elected by shareholders. Messrs. Rappaport, Kertess, Ogden and Maney and Ms. DeCotis were most recently elected by the sole initial Shareholder of each of PFLEX and PMFLX on December 13, 2016 and May 15, 2018, respectively. In addition, Ms. Cogan and Mr. Fisher were elected by the sole initial shareholder of PMFLX on February 5, 2019. Messrs. Rappaport, Kertess, Ogden and Maney and Ms. DeCotis were most recently elected by Shareholders of each Portfolio on June 9, 2014. In light of the current composition of each Fund’s Board, the Funds are holding the Meeting to request that shareholders elect Ms. Vandecruze to serve as a Trustee of each Fund, and are also taking this opportunity to ask Shareholders to elect the other Fund Trustees who have not previously been elected by Shareholders in furtherance of the Funds’ current and future compliance with requirements under Section 16(a) of the 1940 Act. If all of the Nominees are approved by Shareholders of the Funds, the Board of Trustees of each Fund will consist of nine Trustees, two of whom will be Interested Trustees and seven of whom will be Independent Trustees.

If elected, each of the Nominees will serve as Trustee of the Funds during the continued lifetime of each Fund until he or she dies, resigns or is removed, or, if sooner, until the election and qualification of his or her successor. Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for a Fund to vote each proxy for the persons listed above for that Fund, unless the proxy contains contrary instructions. Each of the Nominees has indicated he or she will serve if elected, but if he or she should be unable to serve for a Fund, the proxy holders may vote in favor of such substitute Nominee as the Board of each Fund may designate (or, alternatively, the Board may determine to save a vacancy).

Trustees and Officers

The business of each Fund is managed under the direction of each Fund’s Board. Subject to the provisions of each Fund’s Agreement and Declaration of

Trust, its Bylaws and Massachusetts law, each Board has all powers necessary and convenient to carry out its responsibilities, including the election and removal of the Fund’s officers.

Board Leadership Structure — As discussed above, the Board of Trustees of each Fund is currently composed of eight Trustees, six of whom are and are anticipated to continue to be Independent Trustees. An Independent Trustee serves as Chair of the Board of each Fund and is selected by a vote of the majority of the Independent Trustees. The Chair of the Board presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board of each Fund regularly meets four times each year to discuss and consider matters concerning the Funds, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel.

The Board of each Fund has established five standing Committees to facilitate the Trustees’ oversight of the management of the Funds: the Audit Oversight Committee, the Governance and Nominating Committee, the Valuation Oversight Committee, the Contracts Committee and the Performance Committee. The functions and role of each Committee are described below under “Board Committees and Meetings.” The membership of each Committee (other than the Performance Committee) consists of only the Independent Trustees. The Performance Committee consists of all of the Trustees. The Independent Trustees believe that participation on each Committee allows them to participate in the full range of the Board’s oversight duties.

The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chair, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees (with the exception of the Performance Committee), is appropriate in light of the characteristics and circumstances of each Fund. In reaching this conclusion, the Board considered, among other things, the predominant role of the Manager in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the number of funds in the fund complex overseen by members of the Board that, the variety of asset classes those funds include, the assets of each Fund and the other funds in the fund complex and the management and other service arrangements of each Fund and such other funds. The Board also believes that its structure, including the presence of two Trustees who are or have been executives with the Manager or

Manager-affiliated entities, facilitates an efficient flow of information concerning the management of each Fund to the Independent Trustees.

Risk Oversight — Each of the Funds has retained the Manager to provide investment advisory services and administrative services. Accordingly, the Manager is immediately responsible for the management of risks that may arise from Fund investments and operations. Some employees of the Manager serve as the Funds’ officers, including the Funds’ principal executive officer and principal financial and accounting officer, chief compliance officer and chief legal officer. The Manager and the Funds’ other service providers have adopted policies, processes and procedures to identify, assess and manage different types of risks associated with each Fund’s activities. The Board of each Fund oversees the performance of these functions by the Manager and the Funds’ other service providers, both directly and through the Committee structure it has established. The Board of each Fund receives from the Manager a wide range of reports, both on a regular and as-needed basis, relating to the Funds’ activities and to the actual and potential risks of the Funds. These include reports on investment and market risks, custody and valuation of Fund assets, compliance with applicable laws, and the Funds’ financial accounting and reporting. In addition, the Board meets periodically with the individual portfolio managers of the Funds or their delegates to receive reports regarding the portfolio management of the Funds and their performance, including their investment risks. In the course of these meetings and discussions with the Manager, the Board has emphasized the importance of the Manager maintaining vigorous risk-management programs and procedures with respect to the Funds.

In addition, the Board of each Fund has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within the Manager’s organization and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Funds with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Boards annually review the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The Board of each Fund recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Funds can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Funds’ investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

The Trustees/Nominees and officers of the Funds, their years of birth, the positions they hold with the Funds, their terms of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustees oversee and any other public company directorships held by the Trustees are listed in the two tables immediately following. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s).

Information Regarding Trustees and Nominees.

The following table provides information concerning the Trustees/Nominees of the Funds as of April 1, 2021.

Name, Address, Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(5) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Independent Trustees/Nominees
Deborah A. DeCotis 1952	Chair of the Board, Trustee	PFLEX- Since 2017 PMFLX- Since 2018 PMAT- Since 2011 Chair- Since 2019	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010- 2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	29	Trustee, Allianz Funds (2011-2021); Trustee, Virtus Funds (2021-Present)

Name, Address, Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(5) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Sarah E. Cogan 1956	Trustee, Nominee	Since 2019	Retired Partner, Simpson Thacher & Bartlett LLP (law firm); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013). Formerly, Partner, Simpson Thacher & Bartlett LLP (1989-2018).	29	Trustee, Allianz Funds (2019-2021); Trustee, Virtus Funds (2021-Present)

Hans W. Kertess 1939	Trustee	PFLEX- Since 2017 PMFLX- Since 2018 PMAT- Since 2005	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly, Managing Director), Royal Bank of Canada Capital Markets (since 2004).	29	Trustee, Allianz Funds (2004-2021); Trustee, Virtus AllianzGI Closed-End Funds (2021-Present)

Name, Address, Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(5) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Joseph B. Kittredge, Jr. 1954	Trustee, Nominee	Since 2020	Trustee, Vermont Law School (since 2019); Director and Treasurer, Center for Reproductive Rights (since 2015). Formerly, Director (2013 to 2020) and Chair (2018 to 2020), ACLU of Massachusetts; General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2005-2018) and Partner (2007-2018); President, GMO Trust (institutional mutual funds) (2009-2018); Chief Executive Officer, GMO Trust (2009-2015); President and Chief Executive Officer, GMO Series Trust (platform based mutual funds) (2011-2013).	29	Trustee, GMO Trust (2010-2018); Chairman of the Board of Trustees, GMO Series Trust (2011-2018).

Name, Address, Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(5) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
William B. Ogden, IV 1945	Trustee	PFLEX- Since 2017 PMFLX- Since 2018 PMAT- Since 2006	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	29	Trustee, Allianz Funds (2006-2021); Trustee, Virtus AllianzGI Closed-End Funds (2021-Present).

Name, Address, Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(5) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Alan Rappaport 1953	Trustee	PFLEX- Since 2017 PMFLX- Since 2018 PMAT- Since 2010	Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Advisory Director (formerly, Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman (formerly, Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	29	Trustee, Allianz Funds (2010-2021); Trustee, Virtus AllianzGI Closed-End Funds (2021-Present)

Name, Address, Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(5) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
E. Grace Vandecruze 1963	Nominee	N/A	Founder and Managing Director, Grace Global Capital LLC, a strategic advisory firm to the insurance industry (since 2006); Director and Member of the Audit Committee and the Wealth Solutions Advisory Committee, M Financial Group, a life insurance company (since 2015); Director, The Doctors Company, a medical malpractice insurance company (since 2020); Chief Financial Officer, Athena Technology Acquisition Corp, a special purpose acquisition company (since 2021); Director, Link Logistic REIT, a real estate company (since 2021); Director and Member of the Investment & Risk Committee, Resolution Life Group Holdings, a global life insurance group (since 2021); and Director, Wharton Graduate Executive Board. Formerly, Director, Resolution Holdings (2015-2019). Formerly, Director, SBLI USA, a life insurance company (2015-2018).	0	None

Name, Address, Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(5) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Interested Trustees/Nominees
David N. Fisher(4) 1968 650 Newport Center Drive, Newport Beach, CA 92660	Trustee, Nominee	Since January 2019	Managing Director and Co-Head of U.S. Global Wealth Management Strategic Accounts, PIMCO (since 2021); Managing Director and Head of Traditional Product Strategies, PIMCO (2015-2021); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non-profit organization (since 2015). Formerly, Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008).	29	None

Name, Address, Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(5) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
John C. Maney(4) 1959 650 Newport Center Drive, Newport Beach, CA 92660	Trustee	PFLEX- Since 2017 PMFLX- Since 2018 PMAT- Since 2006	Consultant to PIMCO (since January 2020); Non-Executive Director and a member of the Compensation Committee of PIMCO Europe Ltd (since 2017). Formerly, Managing Director of Allianz Asset Management of America L.P. (2005-2019); member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P (2006-2019); Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	29	None

(1)	Unless otherwise indicated, the business address of the persons listed above is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
(2)

Under each Fund’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of each Fund until he or she dies, resigns or is removed, or, if sooner, until the election and qualification of his or her successor.

(3)

Ms. Vandecruze does not currently serve as a Trustee of any Fund and is standing for initial election to each Fund’s Board at the Meeting. Ms. Vandecruze has been nominated to stand for election by the Governance and Nominating Committee and the Board of each Fund.

(4)	Each of Messrs. Fisher and Maney is an Interested Trustee of each Fund due to his affiliation with PIMCO and its affiliates.
(5)

The Term “Fund Complex” as used herein includes the Funds and any other registered investment company (i) that holds itself out to investors as a related company for purposes of investment and investor services; or (ii) for which PIMCO or an affiliate of PIMCO serves as primary investment adviser. Prior to February 1, 2021, the Fund Complex would have included a number of open- and closed-end funds advised by Allianz Global Investors U.S. LLC (“AllianzGI”), an affiliate of PIMCO. Effective February 1, 2021 (and February 26, 2021 with respect to Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund), however, Virtus Investment Advisers, Inc. (“Virtus”) became the primary investment adviser of those funds (such Virtus-advised funds, the “Former Allianz-Managed Funds”), and therefore they are no longer included within the definition of Fund Complex as used herein. AllianzGI has been appointed to serve as sub-adviser to most of the remaining Former Allianz-Managed Funds.

With respect to PMAT, shares of the Portfolios are offered exclusively to clients in separate account “wrap” programs sponsored by investments advisers, including investment advisers and broker-dealers unaffiliated with PMAT and PIMCO, under which PIMCO serves as investment manager. Thus, the Trustees and officers of PMAT may not invest in the Portfolios without becoming clients of a wrap sponsor.

The following table states the dollar range of equity securities beneficially owned as of the Record Date by each Trustee and Nominee of each Fund and, on an aggregate basis, of any registered investment companies overseen by the Trustees in the “family of investment companies,” including the Funds.

Name of Trustee/ Nominee	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee/ Nominee in the Family of Investment Companies*
Independent Trustees/Nominees
Deborah A. DeCotis	None	Over $100,000
Sarah E. Cogan	None	$50,001 - $100,000
E. Grace Vandecruze	None	$0
Hans W. Kertess	None	Over $100,000
Joseph B. Kittredge, Jr.	None	Over $100,000
William B. Ogden, IV	None	Over $100,000
Alan Rappaport	None	Over $100,000

Interested Trustees/Nominees
John C. Maney	Over $100,000	Over $100,000
David N. Fisher	Over $100,000	Over $100,000

*	Securities are valued as of the Record Date.

To the knowledge of the Funds, as of the Record Date, Trustees and Nominees who are Independent Trustees or Independent Nominees and their immediate family members did not own securities of an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

Mr. Ogden owns a less than 1% limited liability company interest in PIMCO Global Credit Opportunity Onshore Fund LLC, a PIMCO-sponsored private investment vehicle.

Compensation. Each of the Independent Trustees serves as a trustee of PCM Fund, Inc., PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate &

Income Opportunity Fund, PIMCO Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Global StocksPLUS®& Income Fund, PIMCO High Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, and PIMCO Strategic Income Fund, Inc., each a closed-end fund for which the Manager serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed-end management investment company that is operated as an “interval fund” for which the Manager serves as investment manager (the “PIMCO Interval Funds”) and PIMCO Managed Accounts Trust (“PMAT”), an open-end management investment company with multiple series for which the Manager serves as investment adviser and administrator (together with the PIMCO Closed-End Funds and the PIMCO Interval Funds, the “PIMCO-Managed Funds”).

Each Independent Trustee currently receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chair of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chair receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO-Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages as among the PIMCO-Managed Funds. Trustee compensation and other costs are then further allocated pro rata among the individual funds within each grouping based on each such fund’s relative net assets.

The Funds have no employees. The Funds’ officers and Interested Trustees (Mr. Fisher and Mr. Maney) are compensated by the Manager or its affiliates, as applicable.

The Trustees do not currently receive any pension or retirement benefits from the Funds or the Fund Complex (see below).

The following table provides information concerning the compensation paid to the Trustees and Nominees for the fiscal year ended June 30, 2020 for PFLEX and for the fiscal years ended December 31, 2020 for PMFLX and PMAT. For the calendar year ended December 31, 2020, the Trustees received the compensation set forth in the table below for serving as Trustees of the Funds and other funds in the same Fund Complex as the Funds. Each officer and each Trustee who is a director, officer, partner, member or employee of the Manager, or of any entity controlling, controlled by or under common control with the Manager, including any Interested Trustee, serves without any compensation from the Funds.

Compensation Table

Name of Trustee/ Nominees	Aggregate Compensation from PFLEX for the Fiscal Year Ended June 30, 2020	Aggregate Compensation from PMFLX for the Fiscal Year Ended December 31, 2020	Aggregate Compensation from PMAT for the Fiscal Year Ended December 31, 2020	Total Compensation from the Funds and Fund Complex Paid to Trustees/Nominees for the Calendar Year Ended December 31, 2020(1)
Independent Trustee/Nominee
Sarah E. Cogan	$15,175	$5,436	$22,500	$470,000
Deborah A. DeCotis	$20,233	$7,248	$30,000	$535,000
Bradford K. Gallagher(2)	$6,631	N/A	N/A	N/A
E. Grace Vandecruze(3)	N/A	N/A	N/A	N/A
Hans W. Kertess	$15,175	$5,436	$22,500	$460,000
Joseph B. Kittredge, Jr.(4)	$4,523	$4,600	$16,875	$168,750
James A. Jacobson(5)	$18,547	$6,644	$27,500	$535,000
William B. Ogden, IV	$15,175	$5,436	$22,500	$465,000
Alan Rappaport	$15,175	$5,436	$22,500	$535,000
Interested Trustee/Nominee
David N. Fisher(6)	$0	$0	$0	$0
John C. Maney(6)	$0	$0	$0	$0

(1)

As of December 31, 2020, the “Fund Complex” as used herein included the PIMCO-Managed Funds and the Former Allianz-Managed Funds. As of December 31, 2020, the Trustees served on the boards of the following number of portfolios in the Fund Complex: for Ms. Cogan, 60; for

Mr. Kittredge, 29; for each of Messrs. Fisher and Maney, 28; and for each of Ms. DeCotis and Messrs. Kertess, Ogden and Rappaport, 61. For the calendar year ended December 31, 2020, amounts received by the Trustees from PIMCO-Managed Funds were: for Ms. Cogan, $225,000; for Ms. DeCotis, $300,000; for Mr. Jacobson, $275,000; for each of Messrs. Kertess, Ogden and Rappaport, $225,000; and for Mr. Kittredge, $168,750. These amounts are included in the Fund Complex totals in the table above.
(2)	Mr. Gallagher resigned from the Board of each Fund effective December 31, 2019.
(3)

Ms. Vandecruze does not currently serve as a Trustee of any Fund and is standing for initial election at the Meeting. Accordingly, Ms. Vandecruze did not receive any compensation for the calendar year ended December 31, 2020.

(4)	Effective June 11, 2020, Mr. Kittredge became a Trustee of the Funds.
(5)	Mr. Jacobson retired from the Board of each Fund as of December 31, 2020.
(6)	Neither Mr. Fisher nor Mr. Maney received compensation from the Funds.

Trustee Qualifications — The Board of each Fund has determined that each Trustee is qualified to serve as such based on several factors (none of which alone is decisive). Each current Trustee, with the exception of Mr. Kittredge, has served in such role for several years. Mr. Kittredge formerly served as a Partner and General Counsel at the investment management firm of Grantham, Mayo, Van Otterloo & Co. LLC and President, CEO, and Trustee of the GMO Trust and the GMO Series Trust. In addition, Ms. Vandecruze has substantial investment banking accounting, insurance industry, consulting and corporate board experience. Accordingly, each Nominee is knowledgeable about the Funds’ business and service provider arrangements and, with the exception of Ms. Vandecruze and Mr. Kittredge, has also served for several years as trustee or director to a number of other investment companies advised by the Manager and/or its affiliates with similar arrangements to that of each of the Funds. Among the factors the Board considered when concluding that an individual is qualified to serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each Trustee and Nominee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination by the Board that the individual is qualified to serve as a Trustee of the Funds. The following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual is qualified to serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Deborah A. DeCotis — Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and experience in oversight of investment management functions through her experience as a former Director of the Helena Rubenstein Foundation, Stanford Graduate School of Business and Armor Holdings.

Sarah E. Cogan — Ms. Cogan has substantial legal experience in the investment management industry, having served as a partner at a large international law firm in the corporate department for over 25 years and as former head of the registered funds practice. She has extensive experience in oversight of investment company boards through her experience as counsel to the Independent Trustees of certain PIMCO-Managed Funds and as counsel to other independent trustees, investment companies and asset management firms.

David N. Fisher — Mr. Fisher has substantial executive experience in the investment management industry. Mr. Fisher is a Managing Director and Co-Head of U.S. Global Wealth Management Strategic Accounts at PIMCO. In this role, he oversees PIMCO’s major Global Wealth Management client partnerships. Prior to taking on this position, Mr. Fisher was Head of Traditional Product Strategies at PIMCO, where he oversaw teams of product strategists covering core and non-core fixed income strategies as well as the firm’s suite of equity strategies, was a Global Bond Strategist at PIMCO, and has managed PIMCO’s Total Return Strategy since 2014. Because of his familiarity with PIMCO and its affiliates, Mr. Fisher serves as an important information resource for the Independent Trustees and as a facilitator of communication with PIMCO.

Hans W. Kertess — Mr. Kertess has substantial executive experience in the investment management industry. He is the president of a financial advisory company, H. Kertess & Co. and a Senior Adviser of Royal Bank of Canada Capital Markets, and formerly served as a Managing Director of Royal Bank of Canada Capital Markets. He has significant experience in the investment banking industry.

Joseph B. Kittredge, Jr. — Mr. Kittredge has substantial experience in the investment management industry, having served for thirteen years as General Counsel to Grantham, Mayo, Van Otterloo & Co. LLC, the adviser to the GMO mutual fund complex, and as a Trustee and senior officer for Funds in the GMO complex. Previously, he was a partner at a large international law firm. Mr. Kittredge has extensive experience in asset management regulation and has provided legal advice to investment company boards, registered funds and their sponsors with respect to a broad range of financial, legal, tax, regulatory and other issues. He also serves as the Audit Oversight Committee’s Chair and has been determined by the Board to be an “audit committee financial expert.”

John C. Maney — Mr. Maney has substantial executive and board experience in the investment management industry. Prior to January 2020, he served in a variety of senior-level positions with investment advisory firms affiliated with the Investment Manager, including Allianz Asset Management of America L.P. (the Investment Manager’s U.S. parent company). In addition, Mr. Maney currently provides various services to the Investment Manager as a consultant. Because of his familiarity with the Investment Manager and affiliated entities, he serves as an important information resource for the Independent Trustees and as a facilitator of communication with the Investment Manager and its affiliates.

William B. Ogden, IV — Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for, and provide mergers and acquisition advisory services to, asset managers and investment advisers. He also has significant experience with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.

Alan Rappaport — Mr. Rappaport has substantial senior executive experience in the financial services industry. He formerly served as Chairman and President of the Private Bank of Bank of America and as Vice Chairman of U.S. Trust and as an Advisory Director of an investment firm.

E. Grace Vandecruze — Ms. Vandecruze has substantial insurance industry and investment banking experience. She is the Founder and Managing Director at Grace Global Capital LLC, which provides strategic consulting, valuation and accounting services to the insurance industry. She also has significant experience as a corporate board member. She has over 25 years of experience in public accounting, investment banking and consulting industries. She is a Certified Public Accountant.

Board Committees and Meetings.

Audit Oversight Committee. The Board of each Fund has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each Fund’s Audit Oversight Committee currently consists of Messrs. Kertess, Kittredge, Ogden, Rappaport, and Mses. Cogan and DeCotis, each of whom is an Independent Trustee. Mr. Kittredge is the current Chair of each Fund’s Audit Oversight Committee. Each Fund’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of each Fund and, among other things, determines the selection of the independent registered public accounting firm for each Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of each Fund, and approves non-audit services to be performed by the auditors for certain affiliates, including the Manager and entities in a control relationship with the Manager that provide services to each Fund where the engagement relates directly to the operations and financial reporting of the Fund. The Audit Oversight Committee considers the possible effect of those services on the independence of the Funds’ independent registered public accounting firm.

The Board of each Fund has adopted a written charter for its Audit Oversight Committee. A copy of the written charter for each Fund, as amended through January 1, 2020, is attached to this Proxy Statement as Exhibit A. A report of the Audit Oversight Committee of each of PFLEX and PMFLX, dated August 24, 2020 and February 22, 2021, respectively, is attached to this Proxy Statement as Exhibit B.

Governance and Nominating Committee. The Board of each Fund has established a Governance and Nominating Committee composed solely of Independent Trustees, currently consisting of Messrs. Kertess, Kittredge, Ogden, Rappaport and Mses. Cogan and DeCotis. Ms. DeCotis is the current Chair of each Fund’s Governance and Nominating Committee. The primary purposes and responsibilities of the Governance and Nominating Committee are: (i) advising and making recommendations to the Board on matters concerning Board governance and related Trustee practices, and (ii) the screening and nomination of candidates for election to the Board as Independent Trustees.2

[2]

Prior to January 1, 2020, Trustee compensation was reviewed by a separate Compensation Committee established by the Board of each Fund. Each Fund’s Compensation Committee was dissolved, effective January 1, 2020.

The responsibilities of the Governance and Nominating Committee include considering and making recommendations to each Fund’s Board regarding: (1) governance, retirement and other policies, procedures and practices relating to the Board and the Trustees; (2) in consultation with the Chair of the Trustees, matters concerning the functions and duties of the Trustees and committees of the Board; (3) the size of the Board and, in consultation with the Chair of the Trustees, the Board’s committees and their composition; and (4) Board and committee meeting procedures. The Committee will also periodically review and recommend for approval by the Board the structure and levels of compensation and any related benefits to be paid or provided by a Fund to the Independent Trustees for their services on the Board and any committees on the Board.

The Governance and Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Trustees are to be re-elected. The Board of each Fund has adopted a written charter for its Governance and Nominating Committee. A copy of the written charter for each Fund is attached to this Proxy Statement as Exhibit C.

Each member of each Fund’s Governance and Nominating Committee is “independent,” meaning persons who are not “interested persons” (as defined in the 1940 Act) of the Funds.

Qualifications, Evaluation and Identification of Trustees/Nominees. The Governance and Nominating Committee of each Fund requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, the Governance and Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers, (iii) the Fund’s investment adviser, (iv) the Fund’s shareholders and (v) any other source the Committee deems to be appropriate. The Governance and Nominating Committee may, but is not required to, retain a third-party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended by Shareholders. The Governance and Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustees, provided that the recommending shareholder follows the “Procedures for Shareholders to Submit

Nominee Candidates”, which are set forth as Appendix A to the Funds’ Governance and Nominating Committee Charter and attached as Exhibit C to this Proxy Statement. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the board or shareholder meeting at which the nominee would be elected. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept shareholder recommendations on a continuous basis. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix A to the Governance and Nominating Committee Charter, which is attached to this Proxy Statement as Exhibit C for details.

The Governance and Nominating Committee has full discretion to reject nominees recommended by Shareholders and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of Trustees.

Diversity. The Governance and Nominating Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustee. While the Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds.

Valuation Oversight Committee. The Board of each Fund has established a Valuation Oversight Committee currently consisting of Messrs. Kertess, Kittredge, Ogden and Rappaport and Mses. Cogan and DeCotis. Mr. Ogden is the current Chair of each Fund’s Valuation Oversight Committee. The Valuation Oversight Committee has been delegated responsibility by the Board for overseeing determination of the fair value of each Fund’s portfolio securities and other assets on behalf of the Board in accordance with the Funds’ valuation procedures. The Valuation Oversight Committee of each Fund reviews and approves procedures for the fair valuation of the Fund’s portfolio securities and periodically reviews information from the Manager regarding fair value determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. In certain circumstances as specified in the Funds’ valuation policies, the Valuation Oversight Committee may also determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board.

Contracts Committee. The Board of each Fund has established a Contracts Committee currently consisting of Messrs. Kertess, Kittredge, Ogden, Rappaport and Mses. Cogan and DeCotis. Ms. Cogan is the current Chair of each Fund’s Contracts Committee. The Contracts Committee meets as the Board deems necessary to review the performance of, and the reasonableness of the fees paid to, as applicable, the Funds’ investment adviser(s) and any sub-adviser(s), administrators(s) and principal underwriters(s) and to make recommendations to the Board regarding the approval and continuance of each Fund’s contractual arrangements for investment advisory, sub-advisory, administrative and distribution services, as applicable.

Performance Committee. The Board of each Fund has established a Performance Committee currently consisting of Messrs. Kertess, Kittredge, Ogden, Rappaport, Maney and Fisher and Mses. Cogan and DeCotis. Mr. Rappaport is the current Chair of the Performance Committee. The Performance Committee’s responsibilities include reviewing the performance of the Funds and any changes in investment philosophy, approach and personnel of the Manager.

Meetings. With respect to PFLEX, during the fiscal year ended June 30, 2020, the Board of Trustees held four regular meetings and one special meeting. The Audit Oversight Committee met in separate session six times, the Governance and Nominating Committee met in separate session four times, the Valuation Oversight Committee met in separate session four times, the Contracts Committee met in separate session five times and the Performance Committee met in separate session four times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on and during which such Trustee served for the Fund that were held during the fiscal year ended June 30, 2020.

With respect to PMAT and PMFLX, during the fiscal year ended December 31, 2020, the Board of Trustees held four regular meetings and one special meeting. The Audit Oversight Committee met in separate session six times, the Governance and Nominating Committee met in separate session four times, the Valuation Oversight Committee met in separate session four times, the

Contracts Committee met in separate session five times and the Performance Committee met in separate session four times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on and during which such Trustee served for each Fund that were held during the fiscal year ended December 31, 2020.

Shareholder Communications with the Board of Trustees. The Board of Trustees of each Fund has adopted procedures by which Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of Fund], c/o Fund Administration, Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the class and number of Shares held by the Shareholder or, with respect to PMAT, the Portfolio(s) they are writing about and the wrap sponsor through which the Shareholder purchased the Portfolio(s). The Secretary of each Fund or her designee is responsible for reviewing properly submitted shareholder communications. The Secretary shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is otherwise routine or ministerial in nature. These procedures do not apply to (i) any communication from an officer or Trustee of a Fund, or (ii) any communication from an employee or agent of a Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, but shall apply to any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. A Fund’s Trustees are not required to attend the Fund’s shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures.

Section 16(a) Reports. Each of the Interval Funds’ Trustees and certain officers, investment adviser, certain affiliated persons of the investment adviser and persons who beneficially own more than 10% of any class of outstanding securities of such a Fund (i.e., a Fund’s Common Shares or Preferred Shares, as applicable) are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the Securities and Exchange Commission (the “SEC”). Based solely on a review of these forms filed electronically with the SEC and any written representation from reporting persons during the most recently concluded fiscal year, each Interval Fund believes that each of the Trustees and officers, investment adviser and relevant affiliated persons of the investment adviser and the persons who beneficially own more than 10% of any class of outstanding securities of the Fund has complied with all applicable filing requirements during each Interval Fund’s respective fiscal year.

Required Vote. With respect to PFLEX, the election of Mses. Vandecruze and Cogan and Messrs. Kittredge and Fisher will require a plurality of the votes of the Commons Shareholders of the Fund (voting together as a single class) cast in the election of Trustees at the Meeting, in person or by proxy. With respect to PMFLX, the election of Ms. Vandecruze and Mr. Kittredge will require a plurality of the votes of the Common Shareholders and Preferred Shareholders of the Fund (voting together as a single class) cast in the election of Trustees at the Meeting, in person or by proxy. With respect to PMAT, the election of Mses. Vandecruze and Cogan and Messrs. Fisher and Kittredge will require a plurality of the shares of PMAT (the shares of all Portfolios voting together as a single class) cast in the election of Trustees at the Meeting, in person or by proxy.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ALL THE NOMINEES FOR EACH FUND.

ADDITIONAL INFORMATION

Executive and Other Officers of the Funds. The table below provides certain information concerning the executive officers of the Funds and certain other officers who perform similar duties. Officers of the Funds hold office at the pleasure of the relevant Board and until their successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Officers and employees of the Funds who are principals, officers, members or employees of the Manager are not compensated by the Funds

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Eric D. Johnson[1] 1970	President	Since 2019	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keisha Audain-Pressley[2] 1975	Chief Compliance Officer	Since 2018	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ryan G. Leshaw[1] 1980	Chief Legal Officer	Since 2019	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO-Managed Funds. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Joshua D. Ratner[2] 1976	Senior Vice President	Since 2019	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Peter G. Strelow[1] 1970	Senior Vice President	Since 2019	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit[1] 1981	Vice President, Senior Counsel and Secretary	Since 2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO-Managed Funds. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer[1] 1976	Vice President	Since January 2020	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck[1] 1977	Vice President	Since January 2020	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Elizabeth A. Duggan[2] 1964	Vice President	Since March 2021	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Bijal Parikh[1] 1978	Treasurer	Since January 2021	Senior Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen Miller[2] 1980	Deputy Treasurer	Since September 2020	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO-Managed Funds. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown[2] 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brandon T. Evans[1] 1982	Assistant Treasurer	Since 2019	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason J. Nagler[3] 1982	Assistant Treasurer	Since 2015	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

H. Jessica Zhang[2] 1973	Assistant Treasurer	Since January 2020	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
[2]	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
[3]	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

Each of the Funds’ executive officers is an “interested person” of each Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Investment Manager. The Manager serves as the investment manager of each of the Funds. Subject to the supervision of the Board of each Fund, the Manager is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters. The Manager is located at 650 Newport Center Drive, Newport Beach, CA, 92660. The Manager is a majority-owned indirect subsidiary of Allianz SE, a publicly traded European insurance and financial services company.

Principal Underwriter. PIMCO Investments LLC serves as the principal underwriter and distributor of the Funds (the “Distributor”). The principal business address of the Distributor is 1633 Broadway, New York, New York 10019.

Independent Registered Public Accounting Firm. The Audit Oversight Committee of each Fund’s Board and the full Board of each Fund unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the fiscal years ending June 30, 2020 and June 30, 2019 for PFLEX and for the fiscal years ending December 31, 2020 and December 31, 2019 for each of PMAT and PMFLX. PwC also serves as the independent registered public accounting firm of various other investment companies for which the Manager serves as investment adviser. PwC is located at 300 Madison Avenue, New York, New York 10017. None of the Funds knows of any direct financial or material indirect financial interest of PwC in the Funds. A representative of PwC, if requested by any Shareholder, will be present at the Meeting via telephone to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

Pre-approval Policies and Procedures. Each Fund’s Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund’s independent registered public accounting firm. Under the policies, on at least an annual basis, a Fund’s Audit Oversight Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Fund.

In addition, each Fund’s Audit Oversight Committee pre-approves at least annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Manager and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Oversight Committee does not pre-approve all services provided by the independent registered public accounting firm to Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Service Affiliates for such services.

Each Fund’s Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or an Service Affiliate that were not pre-approved as part of the annual process described above. A member of the Audit Oversight Committee to whom this responsibility has been delegated (a “Designated Member”) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed a pre-determined dollar threshold. Any such pre-approval by the Designated Member is reported to the full Audit Oversight Committee for ratification at its next regularly scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve permitted non-audit services provided to the Funds or their Service Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the “de minimis exception”).

Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For each Fund’s last two fiscal years as reflected below, the Audit Fees billed by PwC to the Fund or to PIMCO with respect to the Fund are shown in the table below:

Fund	Fiscal Year Ended	Audit Fees
PFLEX	June 30, 2020	$113,516
	June 30, 2019	$58,746
PMFLX	December 31, 2020	$67,431
	December 31, 2019	$58,931
PMAT	December 31, 2020	$248,092
	December 31, 2019	$240,981

Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, attestation reports, comfort letters, and agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares for the Funds), if applicable. The table below shows, for each Fund’s last two fiscal years as reflected below, the Audit-Related Fees billed by PwC to the Fund or to PIMCO with respect to the Fund. During those fiscal years, there were no Audit-Related Fees billed by PwC to the Funds’ Service Affiliates for audit-related services related directly to the operation and financial reporting of the Funds.

Fund	Fiscal Year Ended	Audit-Related Fees
PFLEX	June 30, 2020	$—
	June 30, 2019	$—
PMFLX	December 31, 2020	$—
	December 31, 2019	$—
PMAT	December 31, 2020	$—
	December 31, 2019	$—

Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for each Fund’s last two fiscal years as reflected below, the aggregate Tax Fees billed by PwC to the Fund or to PIMCO with respect to the Fund. During those fiscal years, there were no Tax Fees billed by PwC to the Funds’ Service Affiliates for tax-related services related directly to the operation and financial reporting of the Funds.

Fund	Fiscal Year Ended	Tax Fees
PFLEX	June 30, 2020	$—
	June 30, 2019	$—
PMFLX	December 31, 2020	$—
	December 31, 2019	$—
PMAT	December 31, 2020	$—
	December 31, 2020	$—

All Other Fees. All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” For each Fund’s last two fiscal years, no such fees were billed by PwC to the Fund or the Fund’s Service Affiliates.

During the periods indicated in the tables above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC, during each Fund’s last two fiscal years as reflected below, for services rendered to each Fund and the Fund’s Service Affiliates are shown in the table below.

Fund	Fiscal Year Ended	Aggregate Non-Audit Fees for Fund	Non-Audit Fees for Service Affiliates	Aggregate Non-Audit Fees*
PFLEX	June 30, 2020	$—	$18,842,940	$18,842,940
	June 30, 2019	$—	$12,402,651	$12,402,651
PMFLX	December 31, 2020	$—	$16,143,017	$16,143,017
	December 31, 2019	$—	$17,878,830	$17,878,830
PMAT	December 31, 2020	$—	$16,143,017	$16,143,017
	December 31, 2019	$—	$17,878,830	$17,878,830

*	Includes the sum of the Aggregate Non-Audit Fees for Fund and the Non-Audit Fees for Service Affiliates as noted in the columns to the left.

The table below shows a breakdown of the fees billed by PwC to each Fund, or to PIMCO with respect to each Fund, for the most recently completed fiscal year attributable the following categories: 1) Audit Fees, 2) Audit-Related Fees, 3) Tax Compliance/Preparation fees and 4) All Other Fees, as well as the percentage of the total fees billed attributable to the “All Other Fees” category.

	PFLEX (Fiscal Year Ended June 30, 2020)	PMFLX (Fiscal Year Ended December 31, 2020)	PMAT (Fiscal Year Ended December 31, 2019)
Audit Fees	$113,516	$67,431	$58,931
Audit-Related Fees	$0	$0	$0
Tax Compliance/ Tax Return Preparation Fees	$0	$0	$0
All Other Fees	$0	$0	$0
Percentage of Total Fees attributable to All Other Fees	0%	0%	0%

Each Fund’s Audit Oversight Committee has determined that the provision by PwC of non-audit services to the Fund’s Service Affiliates that were not pre-approved by the Committee was compatible with maintaining the independence of PwC as the Fund’s principal auditors.

Outstanding Shares and Significant Shareholders. Information about the number of outstanding Shares entitled to vote and significant Shareholders of the Funds is set forth in Exhibit D.

Other Business. As of the date of this Proxy Statement, each Fund’s officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, the persons named as proxies will vote in their sole discretion.

Quorum, Adjournments, Meeting Logistics and Methods of Tabulation. With respect to PFLEX and PMFLX, a quorum at the Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Shares of each Fund entitled to vote at such Meeting. With respect to PMAT, a quorum at the Meeting will consist of the presence in person or by proxy of forty percent (40%) of PMAT’s Shares entitled to vote at such Meeting. If the quorum required for the Proposal has not been met, the persons named as proxies may propose adjournment of the Meeting and, if adjournment is proposed, will vote all Shares that they are entitled to vote in favor of such adjournment. With respect to PFLEX and PMFLX, any adjournments with respect to the Proposal for each such Fund will require the affirmative vote of a plurality of the Shares of the relevant Fund entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. With respect to PMAT, any adjournments with respect to the Proposal will require the affirmative vote of a majority of the Shares of the relevant Portfolio(s) entitled to vote thereon present in person or represented by proxy at the Meeting to be adjourned. The costs of any additional solicitation and of any adjourned session will be borne by PIMCO under its investment management agreement with the Funds. Any proposal properly brought before the Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal with respect to which a quorum has not been reached. In certain circumstances in which the Fund has received sufficient votes to approve a matter being recommended for approval by the Fund’s Board, the Fund may request that brokers and nominee entities, in their discretion, withhold or withdraw submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

With respect to PMAT, for certain wrap fee program clients, PIMCO has been granted authority to vote proxies on their behalf. With respect to Portfolio shares held in such client accounts, PIMCO will look to a third-party Industry Service Provider (“ISP”) to provide research recommendations on how to vote such Shares in accordance with the ISP’s guidelines and in adherence with PIMCO’s Global Proxy Voting Policy which have been adopted by PIMCO. PIMCO intends to follow the recommendations of the ISP.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as tellers (the “Tellers”) for the Meeting. For purposes of determining the presence of a quorum for each Fund, the Tellers will include the total number of Shares present at the Meeting in person or by proxy, including Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). For a proposal requiring approval of a plurality of votes cast, such as the election of Trustees, abstentions and broker non-votes will not be counted towards the achievement of a plurality of votes cast for a nominee and will have no effect on the outcome of the proposal.

PIMCO is sensitive to the health and travel concerns of the Funds’ shareholders and the evolving recommendations from public health officials. Due to the difficulties arising from the coronavirus known as COVID-19, the date, time, location or means of conducting the Meeting may change. In the event of such a change, the Funds will issue a press release announcing the change and file the announcement on the SEC’s EDGAR system, among other steps, but may not deliver additional soliciting materials to shareholders or otherwise amend the Funds’ proxy materials. The Funds may consider imposing additional procedures or limitations on Meeting attendees or conducting the Meeting as a “virtual” shareholder meeting through the internet or other electronic means in lieu of an in-person meeting, subject to any restrictions imposed by applicable law. If the Meeting will be held virtually in whole or in part, a Fund will notify its shareholders of such plans in a timely manner and disclose clear directions as to the logistical details of the “virtual” meeting, including how shareholders can remotely access, participate in and vote at such meeting. The Funds plan to announce these changes, if any, at pimco.com/en-us/our-firm/press-release, and encourage you to check this website prior to the Meeting if you plan to attend. Please note that any shareholder wishing to attend the meeting in-person is required to comply with any health regulations adopted by federal, state and local governments and PIMCO.

Reports to Shareholders. Below are the dates on or about which the Annual Reports to Shareholders for the most recently completed fiscal year of each Fund were mailed:

Fund	Mail Date for Annual Report to Shareholders for the Most Recently Completed Fiscal Year
PMAT/PMFLX	September 10, 2020
PFLEX	March 11, 2021

Additional copies of the Funds’ Annual Reports and Semi-Annual Reports may be obtained without charge from the Funds by calling 1-844-312-2113 (for PFLEX or PMFLX) or 888-87-PIMCO (for PMAT), by writing to the Funds at 1633 Broadway, New York, New York 10019, or by visiting the Funds’ website at either pimco.com/en-us/capabilities/interval-funds (for PFLEX or PMFLX) or pimco.com/en-us/investments/fish (for PMAT).

Shareholder Proposals for the Next Annual Meeting. Under the Agreement and Declaration of Trust, each Fund is not required to hold annual meetings of shareholders to elect Trustees or for other purposes. Except as described below, it is not anticipated that the Funds will hold shareholders’ meetings unless required by law or the Agreement and Declaration of Trust. In this regard, the Funds will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, less than a majority of the Trustees have been elected by the shareholders of each Fund. Shareholder proposals to be presented at any future meeting of shareholders of the Funds must be received by the Funds a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. As discussed above under “Shareholder Communications with the Board of Trustees,” any such proposals should be addressed to the attention of the Secretary of the applicable Fund, at the address of the principal executive offices of the Fund, with a copy to David C. Sullivan, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARDS PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

April 21, 2021

Exhibit A to Proxy Statement

Audit Oversight Committee Charter

PIMCO Managed Accounts Trust

PIMCO Sponsored Interval Funds

Adopted as of June 16, 2009, as amended through January 1, 2020

The Board of Trustees (the “Board”) of PIMCO Managed Accounts Trust (the “Trust,”) and the PIMCO Sponsored Interval Funds (each PIMCO Sponsored Interval Fund and each portfolio of the Trust, a “Fund” and collectively, the “Funds”) has adopted this Charter to govern the activities of the Audit Oversight Committee (the “Committee”) of the Board. This Charter supersedes and replaces any audit oversight committee charter previously adopted by the Board of the Funds.

I. Composition

There shall be a committee of the Board to be known as the Audit Oversight Committee. The Committee shall be comprised of as many trustees as the Board of Trustees shall determine, but in any event no fewer than two, each of whom is independent of the management of the Funds and free of any relationship that, in the opinion of the Board, would interfere with such Trustee’s exercise of independent judgment as a committee member, and none of whom shall be “interested persons” of the Trust (“Independent Trustees”), within the meaning of the Investment Company Act of 1940, as amended. Unless the Board otherwise determines, at least one member of the Committee shall be determined by the Board to be an “audit committee financial expert” (as defined for purposes of Form N-CSR). Appointment to the Committee shall conform to all applicable legal and regulatory criteria. Each member shall be appointed by the Board, a majority of whose Independent Trustees shall have approved the appointment, and shall serve until such time as such member’s successor has been named by the Board.

One or more members of the Committee may be designated by the Board as the Committee’s chair or vice chair, as the case may be, and shall serve for such term or terms as the Board may determine. The Committee Chair shall: (1) schedule meetings to take place at such times and frequency as he or she deems appropriate; (2) provide input to management regarding its establishment of an agenda for each Committee meeting, with assistance from other Committee members as the Chair deems appropriate; (3) serve as chair of each Committee meeting; (4) serve as the primary Committee member who shall interface with management regarding Committee-related matters; and (5) perform such other duties as the Board or the Committee deems appropriate. The Chair can delegate to one or more other Committee members one or more of such duties as he or she deems appropriate.

II. Statement of Purpose and Functions

The Committee’s general purpose is to oversee the Funds’ accounting and financial reporting policies and practices and their internal controls, including by assisting with the Board’s oversight of the integrity of the Funds’ financial statements, the Funds’ compliance with legal and regulatory requirements relevant to financial reporting matters, the qualifications and independence of the Trust’s independent registered public accounting firm (the “IA”), and the performance of the Funds’ internal control systems and independent auditors.

The Committee’s function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Funds. Fund management is responsible for Fund accounting and the implementation and maintenance of the Funds’ internal control systems, and the IA is responsible for conducting a proper audit of the Funds’ financial statements. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Funds from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

III. Responsibilities

In carrying out its responsibilities, the policies and procedures of the Committee shall remain flexible in order to best react to changing conditions and to provide comfort to the Trustees and shareholders that the corporate accounting and reporting practices of the Funds are, in all material respects, in accordance with applicable requirements and are appropriate and of high quality.

In carrying out its responsibilities, the Committee will:

1. Consider the independence and accountability of the Funds’ IA and discuss that independence with management as well as the IA, and receive from the IA specific representations as to its independence and as to any non-audit services provided to entities in the same investment company complex as the Funds.

2. Review and recommend to the Trustees the selection, retention or termination of the IA selected to audit the financial statements of the Funds.

3. To the extent required by applicable regulations, approve all audit and non- audit services rendered to the Funds by the IA and all non-audit services to the investment adviser to the Funds and to certain of such adviser’s affiliates. The Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee.

4. Review and approve the fees paid to the IA in view of the scope of the services provided, and approve any significant services proposed which are in addition to the audit examination engagement.

5. Meet with the IA and financial management of the Funds to review the scope of the proposed audit for the current year.

6. Review with the IA and management financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Funds, and elicit any recommendations for the improvement of such internal control procedures, or particular areas where new or more detailed controls or procedures are desirable. Further, the Committee shall be notified by Fund management of any new policy statements of the Funds which may affect the Funds’ accounting policies or principles and discuss with Fund management the effect of such changes.

7. Review with the IA the form and substance of the audited financial statements at the conclusion of the audit engagement, as well as any comments or recommendations of the IA concerning the operations of the Funds and disclosures and content of the financial statements presented to the shareholders, and review and discuss any changes in accounting principles or financial statement presentations.

8. Provide sufficient opportunity at all meetings of the Committee for the IA to meet with the members of the Committee without members of management present. In such discussions, receive from the IA information regarding the Funds’ significant accounting policies (including the results under alternative treatments relating to material items) and conclusions regarding significant accounting estimates, and whether the financial statements reflect appropriate accounting principles; and receive a report on the IA’s evaluation of the Funds’ ability and effectiveness in maintaining adequate financial records and controls as well as the cooperation which the IA received during the course of the audit engagement.

9. Submit minutes of all meetings of the Committee to the Board.

10. Investigate any matter brought to its attention within the scope of its duties, and, at the Funds’ expense, and engage the services of others including outside counsel for this purpose if, in its judgment, that is appropriate.

11. Review, at least annually, this Charter to determine whether changes are needed.

IV. Scope of Responsibility

This Charter shall not be read to impose on the Committee or any member thereof any responsibility to take any action or supervise any activity of the Trust not otherwise specifically imposed by this Charter or applicable law on the Committee (acting as a body) or any member of the Committee (acting individually). The Committee and members thereof shall be held to the same standard of care, as applicable, generally applied to the Board or a Trustee under applicable law, and service on the Committee shall not cause any member thereof to be held to a standard of care different from that applicable to his or her service on the Board generally. The designation of a Committee member as an audit committee financial expert does not impose on such person any duties or responsibilities that are greater than the duties and responsibilities imposed on such person as a member of the Committee and the Board. The designation of an audit committee financial expert also does not affect the duties or responsibilities of any other member of the Committee or the Board.

Exhibit B to Proxy Statement

Report of Audit Oversight Committees

of the Boards of Trustees/Directors of

PCM Fund, Inc. (PCM)

PIMCO Dynamic Credit and Mortgage Income Fund (PCI)

PIMCO Dynamic Income Fund (PDI)

PIMCO Flexible Credit Income Fund (PFLEX)

PIMCO Global StocksPLUS® & Income Fund (PGP)

PIMCO Income Opportunity Fund (PKO)

PIMCO Strategic Income Fund, Inc. (RCS)

PIMCO Energy and Tactical Credit Opportunities Fund (NRGX)

(each, a “Fund” and, collectively, the “Funds”)

Dated August 24, 2020

The Audit Oversight Committees (the “Committee”) oversee the Funds’ financial reporting process on behalf of the Board of Trustees/Directors of each Fund (the “Board”) and operate under a written Charter adopted by the Board. The Committee meets with each Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Funds’ financial statements for the fiscal year ended June 30, 2020 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Funds’ independent registered public accounting firm, the audited financial statements for the fiscal year ended June 30, 2020. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires the independent registered public accounting firm to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to each Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring registered public accounting firms to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to each Fund and, to the extent applicable with respect to each Fund’s reporting period, for non-audit services provided to Pacific Investment Management Company LLC (“PIMCO”), the Funds’ investment manager, and any entity controlling, controlled by or under common control with PIMCO that provided services to each Fund during its reporting period. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Funds’ independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended June 30, 2020 be included in the Funds’ Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and, if applicable, the New York Stock Exchange, and (3) PwC be reappointed as the Funds’ independent registered public accounting firm for the fiscal year ending June 30, 2021.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Sarah E. Cogan

Deborah A. DeCotis,

James A. Jacobson,

Hans W. Kertess,

J.B. Kittredge

William B. Ogden, IV and

Alan Rappaport

Report of Audit Oversight Committees

of the Boards of Trustees of

PIMCO Flexible Municipal Income Fund (“PMFLX”)

PIMCO New York Municipal Income Fund III (PYN)

(each, a “Fund” and, collectively, the “Funds”)

Dated February 22, 2021

The Audit Oversight Committees (collectively, the “Committee”) oversee the Funds’ financial reporting process on behalf of the Board of Trustees of each Fund (collectively, the “Board”) and operate under a written Charter adopted by the Board. The Committee meets with each Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Funds’ financial statements for the fiscal year ended December 31, 2020 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Funds’ independent registered public accounting firm, the audited financial statements for the fiscal year ended December 31, 2020. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires the independent registered public accounting firm to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by Management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to each Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring registered public accounting firms to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to, or on behalf of, each Fund and, to the extent applicable with respect to each Fund’s reporting period, for non-audit services provided to Pacific Investment Management Company LLC (“PIMCO”), the Funds’ investment manager, and any entity controlling, controlled by or under common control with PIMCO that provided services to each Fund during its reporting period. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Funds’ independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended December 31, 2020 be included in the Funds’ Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, as applicable, and (3) PwC be reappointed as the Funds’ independent registered public accounting firm for the fiscal year ending December 31, 2021 .

Submitted by the Audit Oversight Committee of the Board of Trustees:

Sarah E. Cogan

Deborah A. DeCotis,

Hans W. Kertess,

Joseph B. Kittredge, Jr.,

William B. Ogden, IV and

Alan Rappaport

Exhibit C to Proxy Statement

Governance and Nominating Committee Charter

PIMCO Managed Accounts Trust and

PIMCO Sponsored Closed-End Funds

PIMCO Sponsored Interval Funds

The Boards of Directors/Trustees (the “Boards”) of each Trust and respective series thereof (each Trust or series, a “Fund”) have adopted this Charter to govern the activities of the Governance and Nominating Committee (the “Committee”) of each Board.

Statement of Purpose and Responsibility

The primary purpose and responsibility of each Committee are (i) advising and making recommendations to the Board on matters concerning Board governance and related Trustee practices, and (ii) the screening and nomination of candidates for election to the Board as Independent Directors/Trustees, as defined below.

Organization

1. Each Committee shall be comprised of as many Directors/Trustees as the Board shall determine, but in any event not fewer than two (2) Directors/Trustees. Each Committee must consist entirely of Board members who are not “interested persons” of the relevant Funds (“Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. Each Board may remove or replace any member of the Committee at any time in its sole discretion.

2. One or more members of a Committee may be designated by the Board as the Committee’s chair or vice chair, as the case may be, and shall serve for such term or terms as the Board may determine. The Committee Chair shall: (1) schedule meetings to take place at such times and frequency as he or she deems appropriate; (2) provide input to management regarding its establishment of an agenda for each Committee meeting, with assistance from other Committee members as the Chair deems appropriate; (3) serve as chair of each Committee meeting; (4) serve as the primary Committee member who shall interface with management regarding Committee-related matters; and (5) perform such other duties as the Board or the Committee deems appropriate. The Chair can delegate to one or more other Committee members one or more of such duties as he or she deems appropriate.

3. The Committee will have at least one regularly scheduled meeting per year to consider the compensation of Independent Trustees and other matters the Committee deems appropriate. Additional Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with each Fund’s Bylaws.

Duties and Responsibilities for Governance Matters

1. Overview of Responsibilities. The responsibilities of the Committee of each Fund include considering and making recommendations to the Board regarding: (1) governance, retirement and other policies, procedures and practices relating to the Board and the Trustees; (2) in consultation with the Chair of the Trustees, matters concerning the functions and duties of the Trustees and committees of the Board; (3) the size of the Board and, in consultation with the Chair of the Trustees, the Board’s committees and their composition; and (4) Board and committee meeting procedures, including the appropriateness and adequacy of the information supplied to the Trustees in connection with such meetings.

2. Trustee Compensation. The Committee will periodically review and recommend for approval by the Board the structure and levels of compensation and any related benefits to be paid or provided by each Fund to the Independent Trustees for their services on the Board and any committees of the Board.

3. Board Governance Policies. The Committee shall review the Board Governance Policies designed to enhance the independence and effectiveness of the Independent Trustees in serving the interests of the Funds and their shareholders. The Committee shall review these Policies no less than every two years and shall recommend any changes to the Board for its approval.

4. The Committee shall discharge any other duties or responsibilities delegated to the Committee by the Board from time to time.

Trustee Nominations

1. Qualifications for Director/Trustee Nominees. A Director/Trustee candidate must have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director/Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition. The Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, (e.g., business, financial or family relationships) with the investment adviser(s) or other principal service providers, which might impair independence.

2. Identification of Nominees. In identifying potential nominees for a Board, the Committee may consider candidates recommended by the following sources: (i) the Fund’s current Directors/Trustees; (ii) the Fund’s officers; (iii) the Fund’s investment adviser or sub- advisers; (iv) shareholders of the Fund (see below); and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates. With respect to annual nominations for the Closed-End Funds, absent circumstances warranting different action, the Board expects that such nominations will be made in a manner designed to maintain common Board membership with the other Funds.

3. Consideration of Candidates Recommended By Shareholders. The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A (for PIMCO Managed Accounts Trust and PIMCO Sponsored Interval Funds) and Appendix B (for the PIMCO Sponsored Closed-End Funds) to this Charter, as they may be amended from time to time by a Committee, set forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A or Appendix B (as applicable) will not be considered by the Committee).

4. Recommendation of Candidates to the Board. The Committee will recommend to the Board the Directors/Trustees candidates that it deems qualified to serve as Independent Trustees on the Board. To the extent practicable, the Committee will rank such potential nominees for the Board in order of preference. The Committee may also consider and recommend to the Board Trustee candidates who would not qualify as Independent Trustees.

Operating Guidelines

1. The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the resources and authority necessary or appropriate for purposes of discharging its responsibilities under this Charter, including the authority to engage such legal counsel and other experts and consultants at the Fund’s expense as the Committee, in its discretion, deems necessary or appropriate to carry out its responsibilities.

2. Absent actual knowledge to the contrary, each Committee member is entitled to rely upon (1) the integrity and competence of those persons and organizations that render services to the Trust and from whom the Committee receives information or reports and (2) the accuracy and completeness (both at the time of presentation and on a continuing basis, as appropriate) of the information and reports provided to the Committee by such persons or organizations. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of a Fund, under federal and state law.

Appendix A

Procedures for Shareholders to Submit Nominee Candidates for PIMCO Managed Accounts Trust and PIMCO Sponsored Interval Funds

A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.

All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.

At a Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.

A Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class, if any) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares of (and class, if any) of the
Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

Appendix B

Procedures for Shareholders to Submit Nominee Candidates for the PIMCO Sponsored Closed-End Funds

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.

The shareholder/stockholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2.

The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of a Fund not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the class and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Directors/Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the class and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

Exhibit D to Proxy Statement

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

The following table sets forth the number of common shares (“Common Shares”) and preferred shares (“Preferred Shares” and, together with the Common Shares, the “Interval Fund Shares”) issued and outstanding for each Interval Fund at the close of business on the Record Date:

	Outstanding Common Shares	Outstanding Preferred Shares
PFLEX	205,114,511.02	None
PMFLX	68,615,043.22	1,500

The classes of Shares listed for each Interval Fund in the table above are the only classes of Interval Fund Shares currently issued by that Interval Fund.

The following table sets forth the number of Shares issued and outstanding of each Portfolio at the close of business on the Record Date:

Portfolio	Outstanding Shares
Fixed Income SHares: Series C	145,460,537.871
Fixed Income SHares: Series M	149,655,695.014
Fixed Income SHares: Series R	16,604,866.344
Fixed Income SHares: Series TE	7,672,933.441
Fixed Income SHares: Series LD	11,661,016.159

As of the Record Date, the Trustees, Nominees and the officers of each Fund as a group and individually beneficially owned less than one percent (1%) of each Fund’s outstanding Shares.

As of the Record Date, to the knowledge of the Funds, other than as set forth below, no person beneficially owned more than five percent (5%) of the outstanding shares of any class of a Fund:

Beneficial Owner	Portfolio or Fund	% Ownership
Merrill Lynch Pierce Fenner & Smith Inc. for the Sole Benefit of Its Customers 4800 Deer Lake Drive E. Fl. 3 Jacksonville, FL 32246-6484	Fixed Income SHares: Series C	42.82%

Beneficial Owner	Portfolio or Fund	% Ownership
Charles Schwab & Co., Inc. Special Custody Accounts FBO Customers ATTN Mutual Funds 211 Main St. San Francisco, CA 94105-1905	Fixed Income SHares: Series C	18.62%

Merrill Lynch Pierce Fenner & Smith Inc. for the Sole Benefit of Its Customers 4800 Deer Lake Drive E. Fl. 3 Jacksonville, FL 32246-6484	Fixed Income SHares: Series M	42.90%

Charles Schwab & Co., Inc. Special Custody Accounts FBO Customers ATTN Mutual Funds 211 Main St. San Francisco, CA 94105-1905	Fixed Income SHares: Series M	18.53%

Merrill Lynch Pierce Fenner & Smith Inc. for the Sole Benefit of Its Customers 4800 Deer Lake Drive E. Fl. 3 Jacksonville, FL 32246-6484	Fixed Income SHares: Series R	51.66%

Charles Schwab & Co., Inc. Special Custody Accounts FBO Customers ATTN Mutual Funds 211 Main St. San Francisco, CA 94105-1905	Fixed Income SHares: Series R	8.43%

Morgan Stanley Smith Barney LLC FBO A Customer of MSSB 1New York Plaza New York, NY 10004-1932	Fixed Income SHares: Series TE	5.02%

Charles Schwab & Co., Inc. Special Custody Accounts FBO Customers ATTN Mutual Funds 211 Main St. San Francisco, CA 94105-1905	Fixed Income SHares: Series LD	87.10%

Beneficial Owner	Portfolio or Fund	% Ownership
Allianz Fund Investments Inc 1633 Broadway New York, NY 10019	PFLEX (Class A-1)	100%

Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	PFLEX (Institutional Class)	10.50%

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers ATTN Mutual Funds 211 Main St. San Francisco, CA 94105-1905	PFLEX (Institutional Class)	38.82%

LPL Financial FBO Customer Accounts ATTN: Mutual Fund Operations 4707 Executive Dr. San Diego, CA 92121-3091	PFLEX (Class A-2)	9.61%

Clifford A. Lasser and Elizabeth W. Adams 26 Hubbard Park Rd. Cambridge, MA 02138-4731	PFLEX (Class A-3)	9.59%

Barry Ian Forman Pledged to ML Lender 300 Maiden LN E Seattle, WA 98112-5015	PFLEX (Class A-3)	7.35%

Brent R. Harris TTEE Brent R. Harris Separate Property TR of XXXX UA DTD XX/XX/XXXX 1633 Broadway New York, NY 10019	PMFLX (Institutional Class)	10.81%

Allianz of America Inc. 1465 N. McDowell Blvd Ste 100 Petaluma, CA 94954-6570	PMFLX (Institutional Class)	5.48%

Morgan Stanley Smith Barney LLC 1 New York Plaza 12th Fl. New York, NY 10004-1932	PMFLX (Institutional Class)	15.37%

Beneficial Owner	Portfolio or Fund	% Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers ATTN Mutual Funds 211 Main St. San Francisco, CA 94105-1905	PMFLX (Institutional Class)	33.39%

Caputo Family LLC 2021 Faben Dr. Mercer Island, WA 98040-2001	PMFLX (Class A-1)	5.87%

LPL Financial FBO Customer Accounts ATTN: Mutual Fund Operations 4707 Executive Dr. San Diego, CA 92121-3091	PMFLX (Class A-2)	6.32%

UBS Financial Services Inc FBO Suzanne Tyner Trust 26590 Drummond CT Franklin, MI 48025-1077	PMFLX (Class A-2)	48.54%

UBS Financial Services Inc FBO Kartush Family LLC 1512 Goddard Court Bloomfield, MI 48302-2323	PMFLX (Class A-2)	7.75%

Morgan Stanley Smith Barney LLC 1 New York Plaza 12th Fl. New York, NY 10004-1932	PMFLX (Class A-3)	100%

Banc of America Preferred Funding Corporation One Bryant Park 1111 Avenue of the Americas, 9th Floor New York, NY 10036	PMFLX (Preferred Classes)	50.00%

JPMorgan Chase Bank Municipal Dealer 383 Madison Avenue, 3rd Floor New York, New York 10152	PMFLX (Preferred Classes)	50.00%

Persons who own more than 25% of the outstanding shares of beneficial interest of a Fund may be presumed to “control” the Fund, as that term is defined in the 1940 Act. To the extent a Shareholder “controls” a Fund, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such Shareholder, and it may be possible for such matters to be approved by such Shareholder without the affirmative vote of any other Shareholders.

PMAT_INT_PROXY_060821

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 8, 2021

The undersigned holder(s) of common shares of PIMCO Flexible Credit Income Fund (the “Fund”), hereby appoint(s) Ryan G. Leshaw, Colleen D. Miller and Wu-Kwan Kit, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Special Meeting of Shareholders of the Fund (the “Special Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, on June 8, 2021 beginning at 9:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement dated April 21, 2021. The undersigned hereby revokes any prior proxy given with respect to the Special Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

IF YOU ELECT TO VOTE BY MAIL, PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON JUNE 8, 2021. The Proxy Statement is also available at https://vote.proxyonline.com/PIMCOFunds/docs/PMAT_INT_PROXY.pdf.

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PIMCO FLEXIBLE CREDIT INCOME FUND – COMMON SHARES

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

	FOR	WITHHOLD

PROPOSAL

A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1. Nominees:

(01) E. Grace Vandecruze

(02) Sarah E. Cogan

(03) Joseph B. Kittredge, Jr.

(04) David N. Fisher

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

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